EXHIBIT 10.2

                        THIRD AMENDMENT TO LOAN AGREEMENT



                                                             As of June 18, 2003


           THIS THIRD AMENDMENT TO THE LOAN AGREEMENT (the "Third Amendment") is entered into as of June 18, 2003 by and among Samuels Jewelers, Inc. as Borrower (the "Borrower"), the lenders party thereto (the "Lenders") and DDJ Capital Management, LLC as agent for the Lenders (the "Agent").

           WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan Agreement dated as of April 30, 2001, as amended pursuant to that certain amendment dated November 12, 2001, as amended by that certain Second Amendment, dated as of June 15, 2002 (collectively, the "Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower.

           WHEREAS, the obligations of Borrower to Lenders under the Loan Agreement are secured by a lien on substantially all of the assets of Borrower pursuant to that certain Junior Security Agreement by and between Borrower and Agent on behalf of Lenders (the "Security Agreement" and, together with the Loan Agreement and the other documents and instruments executed in connection therewith, the "Loan Documents");

           WHEREAS, Borrower, Lenders and Agent are also parties to that certain Loan and Security Agreement, dated as of October 1, 2001, as amended and modified from time to time (the "Senior Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower and to secure the obligations outstanding under the Senior Loan Agreement;

           WHEREAS, the obligations of Borrower to Lenders under the Senior Loan Agreement are secured by a first priority lien in substantially all of the assets of Borrower;

           WHEREAS, Lenders executed that certain Intercreditor and Subordination Agreement, dated as of October 1, 2001 (the "Subordination Agreement"), whereby Lenders agreed that the obligations incurred pursuant to the Loan Agreement are subordinate in right of payment to the prior payment in full of all of the obligations incurred pursuant to the Senior Loan Agreement;

           WHEREAS, the Lenders and the Borrower desire to amend the Loan Agreement in order to confirm the Borrower's obligations under the Loan Documents and in the order to amend and confirm certain provisions of the Loan Agreement, as more fully set forth herein.

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
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           SECTION 1.REPRESENTATIONS AND WARRANTIES. The Borrower has adequate corporate power and authority to execute and deliver this Third Amendment and to perform its obligations hereunder. This Third Amendment has been duly authorized, executed and delivered by the Borrower and does not contravene any law, rule or regulation applicable to the Borrower or any of the terms of the Borrower's charter documents, by-laws or other governing document or any indenture, agreement or undertaking to which the Borrower is a party. The obligations of the Borrower under this Third Amendment and the Loan Documents constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms except to the extent such enforceability
(a) may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally and (b) is subject to general principles of equity. All of the representations and warranties made by or on behalf of the Borrower in the Loan Documents are true and correct on the date hereof as if made on and as the date hereof, unless such representation or warranty is true only as of a specified date in the Loan Agreement.

           SECTION 2.AMENDMENTS. The Borrower, the Agent and the Lenders agree to amend the Loan Agreement as follows:

               (1) The definition of "Maturity Date" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               "Maturity Date" shall mean August 31, 2003.

           SECTION 3.COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Third Amendment and any related documents.

           SECTION 4.EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Third Amendment shall become effective as of the date first set forth above, upon execution hereof by the Lenders, the Agent and the Borrower.

           SECTION 5.OBLIGATIONS IN FULL FORCE AND EFFECT Except as herein amended and modified, the Loan Agreement and the other Loan Documents shall remain in full force and effect.

           SECTION 6.COUNTERPARTS. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


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          IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date and year first written above.


                                       SAMUELS JEWELERS, INC.


                                       By:  /s/ Randy McCullough
                                          --------------------------------------
                                       Name:  Randy McCullough
                                       Title: President & C.E.O.


                                       DDJ CAPITAL MANAGEMENT, LLC


                                       By:  /s/ David J. Breazzano
                                          --------------------------------------
                                       Name:  David J. Breazzano
                                       Title: Member


                                       B III CAPITAL PARTNERS, L.P.

                                       By: DDJ Capital III, LLC, its General
                                           Partner

                                       By: DDJ Capital Management, LLC, Manager


                                       By:  /s/ David J. Breazzano
                                          --------------------------------------
                                       Name:   David J. Breazzano
                                       Title:  Member


                                       B III-A CAPITAL PARTNERS, L.P.

                                       By:  GP III-A, LLC, its General Partner

                                       By:  DDJ Capital Management, LLC, Manager


                                       By:  /s/ David J. Breazzano
                                          --------------------------------------
                                       Name:   David J. Breazzano
                                       Title:  Member


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